UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMAZE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(888) 672-0365

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 12, 2025, Amaze Holdings, Inc. (the “Company”) issued a press release announcing that the Company will reconvene its adjourned special meeting of stockholders (the “Special Meeting”) on February 4, 2026 at 11:00 a.m. Eastern Time. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

As previously announced, on December 10, 2025, the Company convened and then adjourned the Special Meeting because a quorum was not present. On December 12, 2025, the Company announced that it will reconvene its adjourned Special Meeting on February 4, 2025 at 11:00 am Eastern Time. A notice of the reconvened meeting date and time will be sent to all stockholders of record as of November 7, 2025. At the reconvened meeting, stockholders will vote to approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of common stock upon conversion of senior secured original issue discount convertible notes in excess of the 19.9% exchange cap contained therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Aaron Day
	Name:	Aaron Day
	Title:	Chief Executive Officer

Exhibit 99.1

Amaze Announces Adjournment of Special Meeting of Stockholders

NEWPORT BEACH, CA – December 12, 2025 – Amaze Holdings, Inc. (NYSE American: AMZE) (“Amaze” or the “Company”), a global leader in creator-powered commerce, today announced that its Special Meeting of Stockholders, originally scheduled to be held on December 10, 2025, was convened and immediately adjourned due to the absence of a quorum required to conduct business. The Special Meeting has been adjourned to February 4, 2026, at 11:00 a.m. Eastern time. A notice of the reconvened meeting date and time will be sent to all stockholders of record as of November 7, 2025.

At the reconvened meeting, stockholders will vote to approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of common stock upon conversion of senior secured original issue discount convertible notes in excess of the 19.9% exchange cap contained therein. Stockholders who have already cast their votes do no need to take any action unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the reconvened Special Meeting. Stockholders who have not yet cast their votes, are urged to contact their broker or bank to vote their shares now, so they can be tabulated prior to the reconvened Special Meeting.

The Company’s Board of Directors recommends that you vote FOR the proposals identified in the Company’s definitive proxy statement for the Special Meeting.

For investor information, please contact IR@amaze.co

For press inquiries, please contact PR@amaze.co

About Amaze

Amaze Holdings, Inc. is an end-to-end, creator-powered commerce platform offering tools for seamless product creation, advanced e-commerce solutions, and scalable managed services. By empowering anyone to “sell anything, anywhere,” Amaze enables creators to tell their stories, cultivate deeper audience connections, and generate sustainable income through shoppable, authentic experiences. Discover more at www.amaze.co.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events and developments or to our future operating or financial performance, including, but not limited to, statements about our financial outlook, strategies, initiatives, anticipated revenues, and financial guidance. These statements can be identified by words such as such as “may,” “might,” “should,” “would,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “outlook,” “estimate,” “predict,” “potential” or “continue,” and are based our current expectations and views concerning future events and developments and their potential effects on us.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statement. These risks and uncertainties include those set forth under the heading “Item 1A. Risk Factors” in our most recently filed Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, as well as in our Current Reports on Form 8-K .

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other future filings and reports that we file with the Securities and Exchange Commission (SEC) from time to time, which are available on the SEC’s website at www.sec.gov.

Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this press release. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.

Participants in the Solicitation

Amaze and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Amaze. Information about the Amaze directors and executive officers is set forth in the proxy statement for the Company’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on May 7, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Company’s proxy statement for the annual meeting, as well as the definitive proxy statement filed in connection with the Special Meeting, all of which may be obtained free of charge at the SEC’s website at www.sec.gov.